1999 10-KSB

                EXHIBIT 21.1, SUBSIDIARIES OF DOCPLANET.COM, INC.

QUALITY  CARE  PHARMACEUTICALS,  INC.

PHARMA  LABS,  LLC

RXDIRECT,  LLC






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